3. SIGNIFICANT ACCOUNTING POLICIES: Share-based payment transactions (Policies)	12 Months Ended
Sep. 30, 2021
Policies
Share-based payment transactions

Share-based payment transactions

The Company’s stock option plan allows the Company’s employees and consultants to acquire shares of the Company through the exercise of granted stock options. The fair value of options granted is recognized as a share-based payment expense with a corresponding increase in shareholders’ equity. An individual is classified as an employee when such individual is an employee for legal or tax purposes (direct employee) or provides services similar to those performed by a direct employee.

The fair value is measured at grant date and each tranche is recognized on a graded-vesting basis over the period during which the options vest. The fair value of the options granted is measured using the Black-Scholes option pricing model taking into account the terms and conditions upon which the options were granted. At each financial position reporting date, the amount recognized as an expense is adjusted to reflect the actual number of share options that are expected to vest.

Warrants with the right to acquire common shares in the Company are typically issued through the Company’s equity financing activities. Where finders’ warrants are issued on a stand-alone basis, their fair values are measured on their issuance date using the Black-Scholes option pricing model and are recorded as both an increase to reserves and as a share issue cost.

When warrants are exercised, the cash proceeds along with the amount previously recorded in equity reserves are recorded as share capital.